                       THE TURKISH INVESTMENT FUND, INC.

                 ---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              William G. Morton, Jr.
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 James W. Grisham
Frederick B. Whittemore      VICE PRESIDENT
VICE-CHAIRMAN OF THE BOARD   Michael F. Klein
OF DIRECTORS                 VICE PRESIDENT
Warren J. Olsen              Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR       VICE PRESIDENT
Peter J. Chase               Joseph P. Stadler
DIRECTOR                     VICE PRESIDENT
John W. Croghan              Valerie Y. Lewis
DIRECTOR                     SECRETARY
David B. Gill                James R. Rooney
DIRECTOR                     TREASURER
Graham E. Jones              Belinda A. Brady
DIRECTOR                     ASSISTANT TREASURER
John A. Levin
DIRECTOR

                 ---------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Asset Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England
            --------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
            --------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
770 Broadway
New York, New York 10003
            --------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Investors Bank and Trust Company
89 South Street
Boston, Massachusetts 02111
(800) 342-8756
            --------------------------------------------------------
LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
            --------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

            --------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

             ------------------------------------------------------

                                      THE
                                    TURKISH
                                   INVESTMENT
                                   FUND, INC.

             ------------------------------------------------------

                              FIRST QUARTER REPORT
                                JANUARY 31, 1997
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the three months ended January 31, 1997, The Turkish Investment Fund, Inc. (the "Fund") had a total return of 38.87% based on net asset value compared to 59.46% for the MSCI Turkey Index (the "Index"). On January 31, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $6 7/8, representing an 8.9% discount to the Fund's net asset value per share.

While all of our top holdings performed well over the period, our underweight position within the state-owned banking sector, as well as the utilities sector, resulted in relative underperformance for the period.

The strong rally of the past quarter, if anything, has sent a very clear message to both local and foreign investors. Very simply the message is that a dramatic rerating for the Turkish market lies in store if and when governments in Turkey prove themselves capable of making the tough decisions on structural reform. As long term followers of the Turkish market will surely note, past rallies dating all the way back to 1989 have been, for the most part, expectations-based. In 1989, 1993, 1994 and once again now, the Turkish market has shown dollar gains of as much as 250% over 6 to 9 month periods. Meanwhile, investors have bet on governments privatizing, cutting the budget deficit, bringing down inflation and interest rates. Inevitably, expectations have not been met and the market rallies fizzled accordingly.

If one looks back, the trend has been consistent: strong market moves off very low bases and a gradual return to these low levels; classic examples of markets overshooting on both the downside and the upside. Looking at the current market rally, we see the same trend being played out. The market in late 1996 had reached a low of .65 cents for the Istanbul Stock Exchange Index in U.S. dollar terms as investors doubted the reform intentions of the new Refah government. Talk was even rife of another currency collapse and valuations reached a low of 4 times estimated 1996 earnings. As it turned out, such concerns proved to be premature. Unlike 1993/1994, the market was not experiencing a speculative boom, valuations were already at rock bottom levels and the country's reserve position was strong. When it became clear that the Refah government was willing to put privatization at the top of its reform agenda, while also concentrating on other avenues of revenue collection, the market reacted with a vengeance. Over the past 4 months interest rates have declined by 30% due to increased local confidence in Refah and the market has shot up in response.

It must be said that at this point, market euphoria has been driven, for the most part, by positive expectations, not actual reform accomplishments. There have been some minor privatizations netting the government close to $800 million and the decrease in rates itself is no small feat given the huge burden that interest payments assume within the budget. Nevertheless, a budget deficit of close to 10% of GDP remains a reality and until that figure begins to decrease, progress on inflation and interest rates will be limited.

While it is still too early to pronounce judgment on the government's capacity to follow through on -- or even come close to -- realizing its goal of achieving a balanced budget for 1997, the very fact that it has set itself such an admittedly high target suggests an above-average commitment to achieving it. Realistically, no one expects them to reach the target but a deviation of 5% would be a huge plus -- bringing the deficit down from the current level of 10% to 5%. Reduced interest payments will help, but some large scale privatizations will be needed as well. That is why the great impetus behind the strong market of late was the Supreme Court decision to allow for the future sell off of PTT, the Turkish telecommunications monopoly. Various governments have been trying for years to secure legal approval for PTT's privatization, so the court decision came as quite a surprise. As the crown jewel of the government's portfolio, PTT could raise as much as $3 to $4 billion and more important perhaps give a boost to the government's privatization program.

In summary, the question comes back to whether or not this government will be able to satisfy the high level of expectations currently in the market with concrete results. There are a number of reasons to respond positively to this question. First of all, having attached its credibility to reform (privatization, balanced budget, etc.) and having already reaped the short term benefits of decreasing rates, the government is sure to want to move ahead to the next level. Second, the historically high deficit levels do not leave the government any choice in the matter; Turkey's ability to borrow from abroad is closely linked to whatever progress it makes on the internal reform front. Finally, it may be worth pointing out that globally the trend towards lower budget deficits and inflation is an extremely strong one. Latin America, eastern Europe and Russia have led the way in this regard and even such laggards as Greece are showing progress in this respect. Given the increasing openness of the Turkish economy as well as its continuing reliance on international capital markets (especially for privatization), this factor should not be underestimated.

In terms of the portfolio, a number of changes have been made. In light of the increasing downtrend in interest rates we have increased our holdings in Garanti and Yapi Kredi Bank -- the two banks best placed to benefit from the expected increase in loan demand. We have also increased our position in Pinar Sut a leading dairy-products company in the midst of a turnaround. Mindful of the success of Migros, we have also taken a fresh stake in Carsi a fast-growing department store chain that is taking advantage of continued strong consumer demand in Turkey.

Sincerely,

           [SIGNATURE]

Warren J. Olsen
PRESIDENT AND DIRECTOR

      [SIGNATURE]

Marianne L. Hay
SENIOR PORTFOLIO MANAGER

        [SIGNATURE]

Landon Thomas
PORTFOLIO MANAGER

February 1997

MORGAN STANLEY GROUP INC., THE PARENT COMPANY OF THE FUND'S INVESTMENT ADVISERS, MORGAN STANLEY ASSET MANAGEMENT INC. AND MORGAN STANLEY ASSET MANAGEMENT LIMITED, RECENTLY ANNOUNCED ITS INTENTION TO MERGE WITH DEAN WITTER, DISCOVER & CO. TO FORM MORGAN STANLEY, DEAN WITTER, DISCOVER & CO. IT CURRENTLY IS ANTICIPATED THAT THE TRANSACTION WILL CLOSE IN MID-1997. THEREAFTER, MORGAN STANLEY ASSET MANAGEMENT INC. AND MORGAN STANLEY ASSET MANAGEMENT LIMITED WILL EACH BE A SUBSIDIARY OF MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

The Turkish Investment Fund, Inc.
Investment Summary as of January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                          TOTAL RETURN (%)
                        ------------------------------------------------------------------------------------
                             MARKET VALUE (1)          NET ASSET VALUE (2)              INDEX (1)(3)
                        --------------------------  --------------------------  ----------------------------
                                         AVERAGE                     AVERAGE                       AVERAGE
                         CUMULATIVE      ANNUAL      CUMULATIVE      ANNUAL       CUMULATIVE       ANNUAL
                        --------------------------  --------------------------  ----------------------------
FISCAL YEAR TO DATE           31.04%           --         38.87%           --          59.46%            --
ONE YEAR                      12.70%        12.70%        48.47%        48.47%         70.88%         70.88%
FIVE YEAR                     -4.08%        -0.83%         0.28%         0.06%         37.83%          6.63%
SINCE INCEPTION*             -31.71%        -5.19%       -25.01%        -3.94%         46.12%          5.44%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION
A BAR GRAPH PRESENTING FUND TOTAL RETURN AND INDEX TOTAL RETURN, AS LISTED BELOW, IS REFLECTED HERE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  YEARS ENDED OCTOBER 31:
                                                                                                           THREE MONTHS
                                                                                                               ENDED
                                                                                                            JANUARY 31,
                               1990*      1991       1992       1993       1994       1995       1996          1997
Net Asset Value Per Share       $12.78      $5.16      $4.69      $9.41      $4.89      $5.93      $5.57            $7.55
Market Value Per Share           $9.38      $7.00      $6.00     $10.38      $6.88      $5.88      $5.38            $6.88
Premium/(Discount)              -26.6%      35.7%      27.9%      10.3%      40.7%      -0.8%      -3.5%            -8.9%
Income Dividends                 $0.03          -      $0.07      $0.04      $0.12          -      $0.12            $0.14
Capital Gains Distributions          -      $0.07      $0.17          -          -          -          -                -
Fund Total Return (2)           14.80%    -59.27%     -6.36%    102.39%    -47.61%     21.27%     -4.09%           38.87%
Index Total Return (1)(3)       93.17%    -64.65%    -21.03%    156.26%    -45.26%     26.48%     -4.24%           59.46%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The MSCI Turkey Index is an unmanaged index of common stocks.
* The Fund commenced operations on December 5, 1989.

The Turkish Investment Fund, Inc.
Portfolio Summary as of January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PORTFOLIO INVESTMENTS
          DIVERSIFICATION
Common Stocks                            98.9%
Short-Term Investments                    1.1%

--------------------------------------------------------------------------------
SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             SECTORS
Appliances & Household Durables          6.9%
Banking                                  6.5%
Beverages & Tobacco                     12.9%
Broadcasting & Publishing                3.5%
Building Materials & Components          8.9%
Financial Services                      10.4%
Food & Household Products                9.5%
Merchandising                           10.6%
Metals - Non-Ferrous                    12.3%
Transportation - Airlines                4.3%
Other                                   14.2%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                            PERCENT OF
                                            NET ASSETS
                                           ------------
       1.  Eregli Demir Ve Celik                 12.3%
       2.  Turkiye Garanti Bankasi                8.5
       3.  Migros (Registered)                    7.1
       4.  Arcelik                                6.9
       5.  Yapi Kredi Bankasi                     6.5

                                            PERCENT OF
                                            NET ASSETS
                                           ------------
       6.  Pinar Sut                              5.8%
       7.  Turk Sise Ve Cam Fabrikalari           5.0
       8.  Usas Ucak Servisi                      4.3
       9.  Ege Biracilik                          4.1
      10.  Goltas Cimento                         3.9
                                                -----
                                                 64.4%
                                                -----
                                                -----

INVESTMENTS (UNAUDITED)
---------

JANUARY 31, 1997

                                                    VALUE
                                     SHARES         (000)
---------------------------------------------------------
       ------------
TURKISH COMMON STOCKS (99.2%)
  (Unless otherwise noted)
---------------------------------------------------------
------------
APPLIANCES & HOUSEHOLD DURABLES (6.9%)
  Arcelik                        18,580,000  U.S.$  3,678
                                             ------------
--------------------------------------------------------
------------
BANKING (6.5%)
  Yapi Kredi Bankasi             80,250,000         3,453
                                             ------------
--------------------------------------------------------
------------
BEVERAGES & TOBACCO (12.9%)
  Ege Biracilik                   6,913,350         2,201
  Erciyas Biracilik               7,012,000           890
  Guney Biracilik Ve Malt
    Sanayii                      20,195,000         1,825
  Turk Tuborg                    34,377,000         1,953
                                             ------------
                                                    6,869
                                             ------------
--------------------------------------------------------
------------
BROADCASTING & PUBLISHING (3.5%)
  Sabah                          96,600,000         1,850
                                             ------------
--------------------------------------------------------
------------
BUILDING MATERIALS & COMPONENTS (8.9%)
  Goltas Cimento                  7,915,000         2,078
  Turk Sise Ve Cam
    Fabrikalari                  16,165,000         2,643
                                             ------------
                                                    4,721
                                             ------------
--------------------------------------------------------
------------
ELECTRICAL & ELECTRONICS (2.3%)
  Beko Elektronik                 8,230,000         1,240
                                             ------------
--------------------------------------------------------
------------
FINANCIAL SERVICES (10.4%)
  Global Menkul Degerler
    S.A.                         16,850,000           370
  Global Securities
    Services, Inc. Ltd.          30,529,000           670
  @Global Securities
    Services, Inc. Ltd.
    (New)                             1,360            --
  Turkiye Garanti Bankasi        52,625,000         4,257
  Turkiye Garanti Bankasi GDS       30,000            243
                                             ------------
                                                    5,540
                                             ------------
--------------------------------------------------------
------------
FOOD & HOUSEHOLD PRODUCTS (9.5%)
  Kerevitas Gida                 16,964,725         1,095
  Konfrut Gida                    5,978,000           862
  Pinar Sut                      51,793,500         3,076
                                             ------------
                                                    5,033
                                             ------------
---------------------------------------------------------
------------

                                                    VALUE
                                     SHARES         (000)
---------------------------------------------------------
       ------------
FOREST PRODUCTS & PAPER (1.8%)
  Kartonsan                       7,540,000  U.S.$    957
                                             ------------
--------------------------------------------------------
------------
INSURANCE (2.3%)
  Gunes Sigorta                  16,694,000         1,221
                                             ------------
--------------------------------------------------------
------------
MERCHANDISING (10.6%)
  Carsi Buyuk Magazacilik         4,140,000         1,853
  Migros (Registered)             2,880,000         3,780
                                             ------------
                                                    5,633
                                             ------------
--------------------------------------------------------
------------
METALS -- NON-FERROUS (12.3%)
  Eregli Demir Ve Celik          35,325,000         6,537
  @Rabak Elektrolitik Bakir       3,272,280            --
                                             ------------
                                                    6,537
                                             ------------
--------------------------------------------------------
------------
MULTI-INDUSTRY (1.7%)
  Alarko Holding                  4,537,200           898
                                             ------------
--------------------------------------------------------
------------
TELECOMMUNICATIONS (2.5%)
  Netas Telekomunik               4,650,000         1,341
                                             ------------
--------------------------------------------------------
------------
TEXTILES & APPAREL (2.8%)
  Bossa                          15,147,000         1,499
  @Mensucat Santral               3,606,400            --
                                             ------------
                                                    1,499
                                             ------------
--------------------------------------------------------
------------
TRANSPORTATION -- AIRLINES (4.3%)
  Usas Ucak Servisi                 825,000         2,272
                                             ------------
---------------------------------------------------------
------------
TOTAL TURKISH COMMON STOCKS
  (Cost U.S. $40,463)                              52,742
                                             ------------
---------------------------------------------------------
------------
                                     AMOUNT
                                      (000)
---------------------------------------------------------
       ------------
FOREIGN CURRENCY ON DEPOSIT
  WITH CUSTODIAN (0.3%)
(Interest Bearing Demand Account)
  Turkish Lira (Cost U.S.
    $148)                    TRL 17,092,287           147
                                             ------------
---------------------------------------------------------
------------

                                       FACE
                                     AMOUNT         VALUE
                                      (000)         (000)
---------------------------------------------------------
       ------------
SHORT-TERM INVESTMENT (0.8%)
---------------------------------------------------------
------------
REPURCHASE AGREEMENT (0.8%)
  Chase Securities, Inc.
  5.33%, dated 1/31/97, due
  2/3/97, to be repurchased
  at U.S. $435,
  collateralized by U.S.
  $420 United States
  Treasury Bonds, 7.125%,
  due 2/15/23, valued at
  U.S. $435 (Cost U.S.
  $435)                       U.S.$     435  U.S.$    435
                                             ------------
---------------------------------------------------------
------------
TOTAL INVESTMENTS (100.3%)
  (Cost U.S. $41,046)                              53,324
                                             ------------
---------------------------------------------------------
------------
OTHER ASSETS AND LIABILITIES (-0.3%)
  Other Assets                          593
  Liabilities                          (740)         (147)
                             --------------  ------------
---------------------------------------------------------
------------
NET ASSETS (100%)
  Applicable to 7,046,430 issued and
    outstanding U.S. $0.01 par value shares
    (30,000,000 shares authorized)           U.S.$ 53,177
                                              -----------
---------------------------------------------------------
------------
NET ASSET VALUE PER SHARE                    U.S.$   7.55
                                              -----------
---------------------------------------------------------
------------

  @  --   Value is less than U.S.$500.
GDS  --   Global Depositary Shares.
January 31, 1997 exchange rate -- Turkish Lira (TRL) 116,190 = U.S.$1.00

                                       7